UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2015

NEVRO CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36715	56-2568057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1800 Bridge Parkway

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 251-0005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 30, 2015, the Patent Trial and Appeal Board (“PTAB”) of the U.S. Patent and Trademark Office issued its written decision denying institution of inter partes review of Nevro Corp.’s U.S. Patent No. 8,359,102 (the “ ‘102 Patent”). On May 14, 2015, a unit of Boston Scientific Corporation filed two petitions challenging the validity of certain claims of the ‘102 patent. In its written decision, the PTAB determined that the petitioner failed to establish a reasonable likelihood of showing that even one of the challenged claims of the ‘102 Patent was invalid, and that therefore both petitions were denied.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVRO CORP.

Date: December 3, 2015	By:	/s/ Andrew H. Galligan
Andrew H. Galligan
Chief Financial Officer